SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 30, 2002


                      Asset Backed Securities Corporation
                        Home Equity Loan Trust 2002-HE2
            Asset Backed Pass-Through Certificates, Series 2002-HE2


                      ASSET BACKED SECURITIES CORPORATION
             -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-86750             13-3354848
-------------------------------        -------------        -------------------
(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
        Incorporation)                 File Number)         Identification No.)


                               11 Madison Avenue
                           New York, New York 10010
                  ----------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

Item 5.  Other Events.
----     ------------

Description of the Certificates*
-------------------------------

         On May 30, 2002, Asset Backed Securities Corporation (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, DLJ Mortgage Capital, Inc., as seller ("DLJMC"), Fairbanks Capital Corp. ("Fairbanks"), as servicer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), providing for the issuance of the Company's Asset Backed Pass-Through Certificates, Series 2002-HE2 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.











-----------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 24, 2002 and the prospectus supplement dated May 24, 2002 of Asset Backed Securities Corporation, relating to its Asset Backed Pass-Through Certificates, Series 2002-HE2.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Pooling and Servicing Agreement, dated May 1, 2002, by and among the Company, DLJMC, Fairbanks and the Trustee.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ASSET BACKED SECURITIES CORPORATION



                                     By: /s/ Greg Richter
                                         ----------------------------
                                         Name:   Greg Richter
                                         Title:  Managing Director



Dated:  June 14, 2002

Exhibit Index
-------------


Exhibit                                                                   Page
-------                                                                   ----

99.1 Pooling and Servicing Agreement, dated May 1, 2002, by and among the Company, DLJMC, Fairbanks and the Trustee.